UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2004

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	0-14625 (Commission File Number)	59-1578329 (I.R.S. Employer Identification No.)

5350 Tech Data Drive, Clearwater, Florida (Address of principal executive offices)	33760 (Zip Code)

Registrant’s telephone number, including area code (727) 539-7429

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
Ex-99.1: Press Release dated November 16, 2004

Section 8.    Other Events

Item 8.01    Other Events.

     On November 16, 2004, Tech Data Corporation (the “Company”) issued a press release describing the commencement of an exchange offer with respect to the Company’s 2.0% Convertible Subordinated Debentures due 2021. The press release is attached hereto as Exhibit 99.1.

Section 9.    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit No	Description
99.1	November 16, 2004 Press Release by Tech Data Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

/s/ Jeffery P. Howells
Jeffery P. Howells
Executive Vice President and Chief Financial Officer

Dated: November 16, 2004